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                        SUPPLEMENT DATED NOVEMBER 1, 1998
                         TO PROSPECTUS DATED MAY 1, 1998

THE FOLLOWING IS TO REPLACE THE PARAGRAPH ENTITLED "FREE-LOOK PERIOD" ON PAGE 19 OF YOUR PROSPECTUS:

         The Contract provides for an initial "Free Look" period. The Owner has the right to return the Contract within 10 days after such Owner receives the Contract. When Providentmutual receives the returned Contract at its Home Office, it will be canceled and depending on the State in which the Contract was issued, Providentmutual will refund to the Owner an amount equal to either (a) the premiums paid under the Contract; or (b) the sum of (i) the Contract Account Value as of the earlier of the date the returned Contract is received by Providentmutual at its Home Office or by the Providentmutual representative through whom the Contract was purchased, plus (ii) the amount of any charges deducted from the Variable Account except the Mortality and Expense Risk Charge, Asset-Based Administration Charge and the Funds' advisory fees and operating expenses.

THE FOLLOWING IS TO REPLACE THE SECOND AND THIRD PARAGRAPHS UNDER THE "ALLOCATION OF PREMIUMS" SECTION ON PAGES 19 AND 20 OF YOUR PROSPECTUS:

         At the time of application, the Owner selects how the initial Net Premium is to be allocated among the Subaccounts and the Guaranteed Account. For Contracts that will refund to the Owner an amount equal to the premiums paid under the Contract following a return of the Contract (see "Free Look Period"), as described above, when the Net Premium is allocated, the portion of the initial Net Premium which is to be allocated to the Subaccounts of the Variable Account will be allocated to the Money Market Subaccount for a 15-day period. After the expiration of such 15-day period, the amount in the Money Market Subaccount will be allocated to the chosen Subaccounts based on the portion that the allocation percentage for such Subaccount bears to the sum of the Subaccount allocation percentages.

         For Contracts sold to residents of states where the amount returned during the "Free-Look Period," as described above, reflects the investment performance of the Contract, the portion of the initial Net Premium for such Contract which is to be allocated to the Variable Account will not be automatically allocated to the Money Market Subaccount for the 15-day period but instead will be credited to the chosen Subaccounts of the Variable Account within 2 or 5 business days of receipt of such premium.